UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under to §240.14a-12

Angel Oak Funds Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ANGEL OAK FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)
Angel Oak Mortgage-Backed Securities ETF

3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
(404) 953-4900

August 27, 2025

Dear Shareholder of Angel Oak Mortgage-Backed Securities ETF (the “Fund”), a series of Angel Oak Funds Trust (the “Trust”),

No action is required as you have previously voted your shares.

Enclosed are materials concerning the adjourned Special Meeting of Shareholders (the “Meeting”) of the Fund, which is now scheduled to meet on Friday, September 26, 2025.

•IF YOU DO NOT WISH TO CHANGE YOUR VOTE, NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, we will vote your shares according to your previous instructions on any previously submitted proxy card(s) or pursuant to any instructions previously submitted by telephone or through the internet.

•IF YOU WISH TO CHANGE YOUR VOTE, please just complete, sign, date and return the Fund’s proxy card included with the Proxy Statement for the Meeting filed with the U.S. Securities and Exchange Commission on May 14, 2025.

As you may recall from previous mailings, the Board of Trustees of the Trust recommends that Fund shareholders vote to approve a new investment advisory agreement. Angel Oak Capital Advisors, LLC (“Angel Oak”), the Fund’s adviser, has a pending change in ownership of its ultimate parent (the “Transaction”) that requires a new investment advisory agreement (the “New Investment Advisory Agreement”) between Angel Oak and the Trust, in order for Angel Oak to continue as the Fund’s adviser. Please know that the Transaction will not result in material changes to the day-to-day management and operations of the Fund or result in any fee increases. For Angel Oak to continue as the Fund’s adviser, Fund shareholders, like yourself, need to approve the New Investment Advisory Agreement.

If you have any questions about the proposal or the voting instructions, please call EQ Fund Solutions, LLC toll free at (866) 521-4198.

Sincerely,

Adam Langley
President of the Trust

ANGEL OAK FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)
Angel Oak Mortgage-Backed Securities ETF

3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
(404) 953-4900

NOTICE OF ADJOURNED SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

I am writing to notify you that the special meeting of Shareholders of Angel Oak Mortgage-Backed Securities ETF (the “Fund”), a series of Angel Oak Funds Trust (the “Trust”), originally scheduled for June 26, 2025, has been adjourned to a new date of Friday, September 26, 2025 at 10:30 a.m. Eastern Time (the “Meeting”). The Meeting will be held at the offices of Angel Oak Capital Advisors, LLC (“Angel Oak”), 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326. At the Meeting, shareholders will be asked to vote on the following proposal:

1.To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Angel Oak.

In accordance with the by-laws of the Trust, the board of trustees of the Trust has established a new record date of August 18, 2025 (the “New Record Date”) for the adjourned Meeting. Only shareholders of record at the close of business on the New Record Date are entitled to notice of, and to vote at, the adjourned Meeting (and any further adjournments thereof).

The information in this letter amends the Notice of a Special Meeting of Shareholders (the “Original Notice”) and the Proxy Statement for the Meeting, each of which were filed with the U.S. Securities and Exchange Commission on May 14, 2025 (the “Proxy Statement”) and any other information about the Meeting. Because you were a shareholder on April 28, 2025 (the “Original Record Date”), you previously received the Original Notice and the Proxy Statement. In response to the Proxy Statement:

YOU HAVE PREVIOUSLY VOTED YOUR SHARES

•IF YOU DO NOT WISH TO CHANGE YOUR VOTE, NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, we will vote your shares according to your previous instructions on any previously submitted proxy card(s) or pursuant to any instructions previously submitted by telephone or through the internet.

•IF YOU WISH TO CHANGE YOUR VOTE, please just complete, sign, date and return the Fund’s proxy card included with the Proxy Statement for the Meeting filed with the U.S. Securities and Exchange Commission on May 14, 2025.

As you may recall from previous mailings, the Board of Trustees of the Trust recommends that Fund shareholders vote to approve a new investment advisory agreement. Angel Oak Capital Advisors, LLC (“Angel Oak”), the Fund’s adviser, has a pending change in ownership of its ultimate parent (the “Transaction”) that requires a new investment advisory agreement (the “New Investment Advisory Agreement”) between Angel Oak and the Trust, in order for Angel Oak to continue as the Fund’s adviser. Please know that the Transaction will not result in material changes to the day-to-day management and operations of the Fund or result in any fee increases. For Angel Oak to continue as the Fund’s adviser, Fund shareholders, like yourself, need to approve the New Investment Advisory Agreement.

The number of outstanding shares of the Fund, as of the close of business on the New Record Date, is

Name of the Fund	Shares Outstanding
Angel Oak Mortgage-Backed Securities ETF	16,706,336

As of the New Record Date: no shareholder beneficially owned more than 5% of the Fund, except as provided in Appendix A to this notice.

To the extent the information in the Original Notice and Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Meeting.

If you would like another copy of the Proxy Statement please go to the following hyperlink:
https://vote.proxyonline.com/angeloak/docs/specialmeeting2025.pdf. If you have any questions about the proposals or the voting instructions, please call EQ Fund Solutions, LLC toll free at (866) 521-4198.

Sincerely,

Adam Langley
President of the Trust

Appendix A – Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund. A control person under the Investment Company Act of 1940, as amended, is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of the New Record Date, the shareholders indicated below were known to the Fund to be a control person Fund. The Fund has no principal shareholder.

Name and Address of the Beneficial Owner	Share Class	Amounts of Shares Owned	Percentage of the Class
Charles Schwab & Co. Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	N/A	7,602,816	45.51%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	N/A	4,961,543	29.70%
U.S. Bank N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212	N/A	2,375,516	14.22%